National General Holdings Corp. to Announce 2018 Fourth Quarter Results on February 25, 2019; Estimates Losses from Hurricane Michael and California Wildfires

NEW YORK, January 7, 2019 (GLOBE NEWSWIRE) - National General Holdings Corp. (NASDAQ:NGHC) announced today that it plans to release 2018 fourth quarter results after the market closes on Monday, February 25, 2019. At 9:30 AM ET on Tuesday, February 26, 2019, Chief Executive Officer Barry Karfunkel and Chief Financial Officer Mike Weiner will review results and discuss business conditions via a conference call that may be accessed as follows:
Toll-Free U.S. Dial-in:         800-346-7359
International Dial-in:         973-528-0008
Conference Entry Code:     986437
Webcast Registration:         http://ir.nationalgeneral.com/events-and-presentations

A replay of the conference call will be accessible from 2:00 PM ET on Tuesday, February 26, 2019 to 11:59 PM ET on Tuesday, March 12, 2019 by dialing either 800-332-6854 (toll-free) within the U.S. or 973-528-0005 outside the U.S. and entering passcode 986437. In addition, a replay of the webcast can also be retrieved at http://ir.nationalgeneral.com/events-and-presentations.
National General also announced that it expects its fourth quarter 2018 results to include $11 million in losses from Hurricane Michael ($9 million after-tax) and $48 million in losses from California Wildfires ($38 million after-tax), both net of reinsurance recoverables and inclusive of the impact of reinsurance reinstatements for the California Wildfires. Total notable large losses are expected to impact the fourth quarter 2018 by $59 million ($47 million after-tax).

About National General Holdings Corp.
National General Holdings Corp., headquartered in New York City, is a specialty personal lines insurance holding company. National General traces its roots to 1939, has a financial strength rating of A- (excellent) from A.M. Best, and provides personal and commercial automobile, homeowners, umbrella, recreational vehicle, motorcycle, supplemental health, and other niche insurance products.
Forward Looking Statements
This news release contains “forward-looking statements” that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate” and “believe” or their variations or similar terminology. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, non-receipt of expected payments from insureds or reinsurers, changes in interest rates, a downgrade in the financial strength ratings of our insurance subsidiaries, the effect of the performance of financial markets on our investment portfolio, our ability to accurately underwrite and price our products and to maintain and establish accurate loss reserves, estimates of the fair value of investments, development of claims and the effect on loss reserves, large loss activity including hurricanes and wildfires, the cost and availability of reinsurance coverage, the effects of emerging claim and coverage issues, the effect of unpredictable catastrophic losses, changes in the demand for our products, our degree of success in integrating acquired businesses, the effect of general economic conditions, state and federal legislation, the effects of tax reform, regulations and regulatory investigations into industry practices, risks associated with conducting business outside the United States, developments relating to existing agreements, disruptions to our business relationships with third party or vendor agencies, breaches in data security or other disruptions involving our technology, heightened competition, changes in pricing environments, and changes in asset valuations. The forward-looking statements contained in this news release are made only as of the date of this release. The Company undertakes no obligation to publicly update any forward-looking statement except as may be required by law. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected is contained in the Company’s filings with the Securities and Exchange Commission.

Investor Contact
Christine Worley
Director of Investor Relations
Phone: 212-380-9462
Email: Christine.Worley@NGIC.com